                                 CONSENT NO. 3

     CONSENT NO. 3 (this "Consent"), dated as of September 13, 2005, under the Credit Agreement, dated as of March 31, 2004, among THE BISYS GROUP, INC., the Lenders party thereto, BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, JPMORGAN CHASE BANK, N.A., SUNTRUST BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agents, and THE BANK OF NEW YORK, as Administrative Agent, as amended by Amendment No. 1 and Consent No. 2, dated as of July 27, 2005 (as so amended, the "Credit Agreement").

                                    RECITALS
                                    --------

     A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     B. The Borrower failed to deliver its Form 10-Q for the fiscal quarter ended March 31, 2005 (the "Third Quarter 10-Q") to the Administrative Agent by May 16, 2005, the date required by Section 6.1(b) of the Credit Agreement (the "Required Delivery Date"). As a result of such failure, a Default has occurred and is continuing (the "10-Q Default"). In addition, the Borrower failed to deliver the Compliance Certificate for the fiscal quarter ended March 31, 2005 (the "Third Quarter Compliance Certificate") to the Administrative Agent by the Required Delivery Date as required by Section 6.1(b) of the Credit Agreement.
As a result of such failure, a Default has occurred and is continuing (the "Compliance Certificate Default" and, together with the 10-Q Default, the "Defaults"). But for the Consent and Waiver (as hereinafter defined) and Amendment No. 1 (as hereinafter defined), in accordance with Section 8.1(e) of the Credit Agreement, the Defaults would have become Events of Default if the Third Quarter 10-Q and the Third Quarter Compliance Certificate were not delivered on or before June 15, 2005, the last day of the 30 day cure period set forth therein (the "Cure Period Expiration Date").

     C. Pursuant to Consent No. 1 and Waiver No. 2, dated as of June 10, 2005 (the "Consent and Waiver"), the Administrative Agent and the Lenders, among other things, (i) extended the Cure Period Expiration Date from June 15, 2005 through and including August 1, 2005, and (ii) effective as of June 20, 2005 (the All Lender Effective Date as defined in the Consent and Waiver) consented to the setting of the Applicable Margin until the earlier to occur of (x) the delivery of the Third Quarter Compliance Certificate and (y) August 1, 2005 based on the Total Leverage Ratio as set forth in the Compliance Certificate delivered with respect to the fiscal quarter of the Borrower ended December 31, 2004 (the "December 2004 Applicable Margin").

     D. Pursuant to Amendment No. 1 and Consent No. 2, dated as of July 27, 2005 (collectively, "Amendment No. 1"), the Administrative Agent and the Lenders consented to the extension of the Cure Period Expiration Date in respect of the Defaults through and including September 13, 2005. In connection therewith, the Borrower acknowledged and agreed that by virtue of its failure to deliver the Third Quarter 10-Q and the Third Quarter Compliance Certificate on or before August 1, 2005, for purposes of calculating the Applicable Margin, the Total Leverage Ratio shall be deemed to be 3.00:1.00 from and including August 2, 2005 to the date of delivery to the Administrative Agent the Third Quarter 10-Q and the Third Quarter Compliance Certificate, provided, however, notwithstanding anything contained in Amendment No. 1 or the Consent and Waiver to the contrary, if Applicable Margin based on the Total Leverage Ratio set forth in the Third Quarter Compliance Certificate (the "Third Quarter Applicable Margin") is higher than the December 2004 Applicable Margin, the Borrower agrees to pay to the Administrative Agent for the account of each Lender, not later than five (5) Business Days after the delivery of the Third Quarter Compliance Certificate, the difference between interest calculated using the December 2004 Applicable Margin and interest calculated using the Third Quarter Applicable Margin, in each case on the Loans of such Lender outstanding from time to time during the period from June 20, 2005 through and including August 1, 2005.

     E. The Borrower does not expect to be in a position to deliver the Third Quarter 10-Q or the Third Quarter Compliance Certificate on or before September 13, 2005 and has requested that the Administrative Agent and the Lenders consent to the extension of the Cure Period Expiration Date in respect of the Defaults through and including November 15, 2005 and the Administrative Agent and the Lenders are willing to do so subject to the terms and conditions of this Consent.

     F. The Borrower's Form 10-K for the fiscal year ended June 30, 2005 (the "10-K") and its Compliance Certificate for the fiscal quarter ended June 30, 2005 (the "Fourth Quarter Compliance Certificate") are each required to be delivered to the Administrative Agent on or before September 28, 2005, the date required by Section 6.1(b) of the Credit Agreement. The Borrower does not expect to be in a position to deliver the 10-K or the Fourth Quarter Compliance Certificate on or before September 28, 2005. If the 10-K and Fourth Quarter Compliance Certificate are not delivered on or before such date, a Default (the "Anticipated Default") will occur, which Anticipated Default will become an Event of Default if not cured or waived on or before October 28, 2005. The Borrower has requested that the cure period in respect of the Anticipated Default be extended to through and including November 15, 2005 and the Administrative Agent and the Lenders are willing to do so subject to the terms and conditions of this Consent.

     G. In connection with the foregoing, pursuant to Section 2.7(b) of the Credit Agreement, as a condition to the effectiveness of this Consent, the Borrower will permanently reduce the aggregate Revolving Commitments to $150,000,000. In connection therewith, the Borrower has requested that the Administrative Agent and the Lenders to waive the notice provisions of Section 2.7(c) of the Credit Agreement in connection therewith and the Lenders are willing to do so subject to the terms and conditions of this Consent.

     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Administrative Agent and the Lenders signing below hereby consent to the extension of (i) the Cure Period Expiration Date in respect of the 10-Q Default and the Compliance Certificate Default and (ii) the cure period in respect of the Anticipated Default, in each case through and including November 15, 2005.

     2. Pursuant to Section 2.7(b) of the Credit Agreement, the Borrower hereby permanently reduces the aggregate Revolving Commitments to $150,000,000 and the Administrative Agent and the Lenders signing this Consent agree that that notice of such reduction as otherwise required by Section 2.7(c) shall not be required in connection with the foregoing reduction.

     3. Paragraphs 1 and 2 of this Consent shall not become effective until each of the following conditions is satisfied:

             (a) the Administrative Agent (or its counsel) shall have received from each of the Loan Parties and the Required Lenders either (i) a counterpart of this Consent signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Consent) that such Person has signed a counterpart of this Consent;

             (b) the Administrative Agent shall have received on behalf of the Lenders a prepayment of the Term Loans in an aggregate amount equal to $33,750,000;

             (c) the Administrative Agent shall have received for the account of each Lender that shall have executed and delivered this Consent a fee equal to 0.025% of the sum of such Lender's Revolving Commitment and the outstanding principal balance of such Lender's Term Loans on the date hereof and after giving effect to the reduction in the Revolving Commitments described in paragraph 2 and the prepayment of the Term Loan required by paragraph 3(b);

             (d) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effectiveness of this Consent, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the reasonable fees and expenses of counsel) required to be reimbursed or paid by the Borrower under the Loan Documents; and

             (e) the Administrative Agent shall have received such other documentation and assurances as it shall reasonably request in connection with this Consent and the transactions contemplated hereby.

     4. In all other respects, the Loan Documents shall remain in full force and effect, and no consent or waiver in respect of any term or condition of any Loan Document shall be deemed to be a consent or waiver in respect of any other term or condition contained in any Loan Document.

     5. The Borrower acknowledges that so long as the Defaults shall continue or any other Default shall occur and be continuing, the Borrower shall not be entitled to request Loans or the issuance, increase, amendment, renewal or extension of Letters of Credit under the Credit Agreement ("Credit Extensions"). The Lenders' consent to any Credit Extension requested by the Borrower shall not be construed as a waiver of the Lenders' right to not consent to any other Credit Extensions during the continuance of any Default (including the Defaults) or a waiver of any other rights or remedies of the Credit Parties under the Loan Documents, all of which are expressly reserved.

     6. Each Loan Party hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and the respective obligations of the Loan Parties thereunder, and agrees and admits that no Loan Party has any defense to or offset against any such obligation, and (ii) represents and warrants that except for the Defaults, no Default has occurred and is continuing and that all of the respective representations and warranties of the Loan Parties contained in the Loan Documents are true and correct.

     7. By signing below, each Subsidiary Guarantor consents to this Consent.

     8. This Consent may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Consent to produce or account for more than one counterpart signed by the party to be charged.

     9. THIS CONSENT IS BEING DELIVERED IN AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this CONSENT NO. 3 to the Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              THE BISYS GROUP, INC.



                              By: /s/ Bruce D. Dalziel
                                 ---------------------
                              Name: Bruce D. Dalziel
                              Title: CFO

CONSENTED TO AND AGREED:

ASCENSUS INSURANCE SERVICES, INC.
BISYS COMMERCIAL INSURANCE SERVICES, INC.
BISYS FINANCING COMPANY
BISYS FUND SERVICES OHIO, INC.
BISYS INSURANCE SERVICE HOLDING CORP.
BISYS INSURANCE SERVICES, INC.
BISYS MANAGEMENT COMPANY
BISYS PRIVATE EQUITY SERVICES, INC.
BISYS RETIREMENT SERVICES, INC.
UNIVERSAL PENSIONS, INC.

AS TO EACH OF THE FOREGOING

By: /s/ Bruce D. Dalziel
    --------------------
Name: Bruce D. Dalziel
Title: EVP

BISYS INFORMATION SOLUTIONS, L.P.

By: BISYS INFORMATION SOLUTIONS HOLDINGS I, INC.,
its General Partner

By: /s/ Bruce D. Dalziel
    --------------------
Name: Bruce D. Dalziel
Title: EVP




BISYS DOCUMENT SOLUTIONS, LLC

By: BISYS INFORMATION SOLUTIONS, L.P., its Sole Member

By: BISYS INFORMATION SOLUTIONS HOLDINGS I, INC., its General Partner

By: /s/ Bruce D. Dalziel
    --------------------
Name: Bruce D. Dalziel
Title: EVP

                              THE BANK OF NEW YORK, individually, as Issuing Bank, as Swingline Lender and as Administrative Agent


                              By: /s/ Frank S. Bridges
                                 ---------------------
                              Name: Frank S. Bridges
                              Title: Vice President

                              CONSENTED TO AND AGREED:

                              BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, individually and as Documentation Agent


                              By: /s/ Richard M. Williams
                                 ------------------------
                              Name: Richard M. Williams
                              Title: Credit Products Officer

                              CONSENTED TO AND AGREED:

                              JPMORGAN CHASE BANK, N.A., individually and as Documentation Agent


                              By: /s/ Anne Biancardi
                                 -----------------------------------------
                              Name: Anne Biancardi
                              Title: Vice President

                              CONSENTED TO AND AGREED:

                              SUNTRUST BANK, individually and
                              as Documentation Agent


                              By: /s/ Brian K. Peters
                                 -----------------------------------------
                              Name: Brian K. Peters
                              Title: Managing Director

                              CONSENTED TO AND AGREED:

                              WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent



                              By: /s/ Karin E. Samuel
                                 -----------------------------------------
                              Name: Karin E. Samuel
                              Title: Vice President


                              CONSENTED TO AND AGREED:

                              KEYBANK NATIONAL ASSOCIATION



                              By: /s/ Jeff Kalinowski
                                 -----------------------------------------
                              Name: Jeff Kalinowski
                              Title: Senior Vice President


                              CONSENTED TO AND AGREED:

                              PNC BANK, NATIONAL ASSOCIATION



                              By: /s/ Michael Richards
                                 -----------------------------------------
                              Name: Michael Richards
                              Title: Senior Vice President


                              CONSENTED TO AND AGREED:

                              THE BANK OF NOVA SCOTIA



                              By: /s/ Todd Meller
                                 -----------------------------------------
                              Name: Todd Meller
                              Title: Managing Director

                              CONSENTED TO AND AGREED:

                              SCOTIABANC INC.



                              By: /s/ William E. Zarrett
                                 -----------------------------------------
                              Name:  William E. Zarrett
                              Title: Managing Director


                              CONSENTED TO AND AGREED:

                              US BANK, N.A.



                              By: /s/ M. Scott Donaldson
                                 -----------------------------------------
                              Name:  M. Scott Donaldson
                              Title: Vice President


                              CONSENTED TO AND AGREED:

                              ALLIED IRISH BANKS, PLC



                              By: /s/ Anthony O'Reilly
                                 -----------------------------------------
                              Name:  Anthony O'Reilly
                              Title: Vice President



                              By: /s/ Denise Magyer
                                 -----------------------------------------
                              Name:  Denise Magyer
                              Title: Vice President

                              CONSENTED TO AND AGREED:

                              AIB DEBT MANAGEMENT LTD.



                              By: /s/ Anthony O'Reilly
                                 -----------------------------------------
                              Name: Anthony O'Reilly
                              Title: Vice President
                                        Investment Advisor to
                                        AIB Debt Management, Limited

                              By: /s/ Denise Magyer
                                 -----------------------------------------
                              Name: Denise Magyer
                              Title: Vice President
                                     Investment Advisor to
                                     AIB Debt Management, Limited

                                CONSENTED TO AND AGREED:

                                FIFTH THIRD BANK (CENTRAL OHIO)



                                By: /s/ Christopher D. Jones
                                   --------------------------------------
                                Name: Christopher D. Jones
                                Title: Vice President



                                CONSENTED TO AND AGREED:

                                UFJ BANK LIMITED



                                By: /s/ Stephen C. Small
                                   --------------------------------------
                                Name: Stephen C. Small
                                Title: Senior Vice President & Area Manager


                                CONSENTED TO AND AGREED:

                                SUMITOMO MITSUI BANKING CORPORATION


                                By: /s/ Yoshiro Hykutome
                                   --------------------------------------
                                Name: Yoshiro Hykutome
                                Title: Joint General Manager



                                CONSENTED TO AND AGREED:

                                WELLS FARGO BANK, NATIONAL ASSOCIATION



                                By: /s/ Beth C. McGinnis
                                   --------------------------------------
                                Name: Beth C. McGinnis
                                Title: Senior Vice President


                                By: /s/ Elizabeth S. Collins
                                   --------------------------------------
                                Name: Elizabeth S. Collins
                                Title: Vice President